UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2017 (November 20, 2017)

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01              Entry into a Material Definitive Agreement.

On November 28, 2017, Royal Caribbean Cruises Ltd. (the “Company”) completed its previously announced offering of senior unsecured notes in an aggregate principal amount of $800,000,000, consisting of two tranches: $300,000,000 aggregate principal amount of 2.650% senior notes due 2020 (the “2020 Notes”) and $500,000,000 aggregate principal amount of 3.700% senior notes due 2028 (the “2028 Notes” and, together with the 2020 Notes, the “Notes”).  In connection with the issuance and sale of the Notes, the Company and The Bank of New York Mellon Trust Company N.A., as trustee (the “Trustee”) entered into a Third Supplemental Indenture, dated as of November 28, 2017 (the “Third Supplemental Indenture”) to the indenture, dated as of July 31, 2006, between the Company and the Trustee (the “Base Indenture” and, together with the Third Supplemental Indenture, the “Indenture”) for the benefit of the holders of the Notes. The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement filed with the Securities and Exchange Commission on February 24, 2015 on Form S-3 (File No. 333-202262).

The 2020 Notes and the 2028 Notes bear interest at a rate of 2.650% and 3.700% per annum, respectively. Interest on the 2020 Notes is payable semi-annually in cash in arrears on May 28 and November 28 of each year, beginning on May 28, 2018. Interest on the 2028 Notes is payable semi-annually in cash in arrears on March 15 and September 15 of each year, beginning on March 15, 2018. The 2020 Notes will mature on November 28, 2020 and the 2028 Notes will mature on March 15, 2028. The Notes are unsecured and unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s other unsubordinated debt.

The net proceeds from the offering (after underwriters’ discounts and expenses) were approximately $791.9 million. As previously disclosed, the Company intends to use the net proceeds to repay indebtedness, including but not limited to, its $290 million unsecured term loan due 2018 and portions of its unsecured revolving credit facility due 2020 and its unsecured revolving credit facility due 2022, with any remaining proceeds being used for general corporate purposes.

The 2020 Notes are redeemable in whole or in part at the option of the Company at any time prior to their maturity date, at a redemption price equal to the greater of (a) 100% of the principal amount of the 2020 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis at the applicable treasury rate, plus 15 basis points for the 2020 Notes, plus, in each case, accrued and unpaid interest thereon to the redemption date.

The 2028 Notes are redeemable in whole or in part at the option of the Company at any time prior to December 15, 2027 (three months prior to their maturity date) (the “Par Call Date”), at a redemption price equal to the greater of (a) 100% of the principal amount of the 2028 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon to the Par Call Date (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis at the applicable treasury rate, plus 25 basis points for the 2028 Notes, plus accrued and unpaid interest thereon to the redemption date. The 2028 Notes are redeemable in whole or in part at the option of the Company at any time on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus, in each case, accrued and unpaid interest to the redemption date.

In addition, upon the occurrence of a change of control triggering event specified in the Indenture with respect to either series of Notes, the Company must offer to purchase such series of Notes at a redemption price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness and certain events of bankruptcy and insolvency. If an event of default with respect to either series of Notes occurs and is continuing, the Trustee or holders of at least 25% in principal amount of such series of Notes may declare the principal and the accrued and unpaid interest, if any, on all of such series of Notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture and the Notes are qualified in their entirety by reference to the terms of the Base Indenture, the Third Supplemental Indenture and the Notes, incorporated by reference herein. The Third Supplemental Indenture and the forms of Notes are filed herewith as Exhibits 4.1, 4.2 and 4.3.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01              Exhibits.

Exhibit 4.1	Third Supplemental Indenture, dated as of November 28, 2017, between Royal Caribbean Cruises Ltd. and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	Form of 2020 Note (Included in Exhibit 4.1)

Exhibit 4.3	Form of 2028 Note (Included in Exhibit 4.1)

Exhibit 5.1	Opinion of Watson Farley & Williams LLP

Exhibit 5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

Exhibit 23.1	Consent of Watson Farley & Williams LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Indenture, dated as of November 28, 2017, between Royal Caribbean Cruises Ltd. and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	Form of 2020 Note (included in Exhibit 4.1)

Exhibit 4.3	Form of 2028 Note (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Watson Farley & Williams LLP

Exhibit 5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

Exhibit 23.1	Consent of Watson Farley & Williams LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: November 28, 2017	By:	/s/ Bradley H. Stein
	Name:	Bradley H. Stein
	Title:	General Counsel, Corporate Secretary and Chief Compliance Officer